UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

SCHEDULE 14C INFORMATION
INFORMATION STATEMENT
PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934

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FRENCH PEAK RESOURCES INC.
-------------------
(Name of registrant as Specified in its Charter)

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FRENCH PEAK RESOURCES INC.
300 Park Avenue, Suite 1700, New York, NY, 10022
__________________________________________

NOTICE OF ACTION TO BE TAKEN WITHOUT A MEETING
__________________________________________

October 23, 2008

Dear Stockholders:

The purpose of this letter and the enclosed Information Statement is to inform you that stockholders holding a majority of our outstanding common stock have executed written consents in lieu of a meeting to approve:

•	Item 1: An amendment to our Certificate of Incorporation (the "Amendment") to:

o	change our name to "Confederate Motors, Inc." (the "Name Change");

o	effect a one for 3.167420814 reverse stock split of our common stock (the "Reverse Split");

o	to increase the number of authorized shares of common stock we may issue from 100,000,000 to 200,000,000 (the "Share Increase");

o
to authorize Twenty Five Million (25,000,000) shares of blank check preferred stock, par value of $.0001 per share, the voting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions of which may be established from time to time by the Board of Directors of the Company without approval of the stockholders and which may be issued in one or more series ("Blank Check Preferred Stock"); and

o	implement a staggered Board of Directors with three (3) classes (the "Staggered Board").

•
Item 2: The adoption of our 2008 Equity Incentive Plan (the "Plan") pursuant to which up to an aggregate of 1,105,000 shares of our common stock shall be reserved for issuance to employees and non-employee directors of and consultants to the Company in connection with their retention and/or continued employment by the Company.

On October 22, 2008, our board of directors and stockholders holding approximately 77% of our outstanding common stock executed written consents approving the Amendment and the adoption of the Plan. The consents we have received constitute the only stockholder approval required for the Amendment and the adoption of the Plan under Delaware corporate law and our existing Certificate of Incorporation and Bylaws. Pursuant to Rule 14c-2 of the Securities Exchange Act, stockholder approval of these amendments will not become effective before November 24, 2008, which is 21 calendar days after November 3, 2008, the date we first mailed the Information Statement to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

Because the written consent of holders of a majority of our outstanding common stock to approve the Amendment and authorize the adoption of the Plan satisfies all applicable stockholder voting requirements, we are not asking you for a proxy; please do not send us one. We are furnishing the Information Statement to you solely to inform you of the approval of the Amendment and the adoption of the Plan by holders of a majority of our outstanding common stock. Section 228 of the Delaware General Corporation Law requires that we notify you of these approvals because they were obtained by written consent of stockholders in lieu of a meeting. This letter and the Information Statement are intended to provide such notice.  No action is required by you.

The Information Statement is for information purposes only — Please read it carefully.

October 23, 2008                                                                            By Order of the Board of Directors

         /s/ Ruth Shepley
                                                                                 Chief Executive Officer

FRENCH PEAK RESOURCES INC.
300 Park Avenue, Suite 1700, New York, NY, 10022

INFORMATION STATEMENT

October 23, 2008

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement is being mailed on or about November 4, 2008, to the stockholders of record of French Peak Resources Inc. at the close of business on October 22, 2008 (the ÒRecord DateÓ). This information statement is being sent to you for information purposes only. No action is requested or required on your part. This information statement constitutes notice to our stockholders of corporate action by stockholders without a meeting, as required by Section 228 of the Delaware General Corporation Law.

This information statement is being furnished to you to inform you that holders of shares representing a majority of the voting power of shares of our securities, have adopted, by written consent, resolutions authorizing us to amend and restate Certificate of Incorporation (the ÒAmendmentÓ) and to approve the adoption of our 2008 Equity Incentive Plan (the ÒPlanÓ).

We will bear the expenses relating to this information statement, including expenses in connection with preparing and mailing this information statement and all documents that now accompany or may in the future supplement it. We contemplate that brokerage houses, custodians, nominees, and fiduciaries will forward this information statement to the beneficial owners of our common stock held of record by these persons and we will reimburse them for their reasonable expenses incurred in this process.

Only one information statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the information statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the information statement or by calling our principal executive offices at (212) 572-6395. If multiple stockholders sharing an address have received one copy of this information statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

Voting Securities

The approval of the Amendment and adoption of the Plan requires the consent of the holders of a majority of the outstanding shares of common stock entitled to vote. Approval of the Amendment and adoption of the Plan were obtained by written consent of the stockholders rather than at a duly called meeting of stockholders. On October 22, 2008, Ruth Shepley our Chief Executive Officer and Sole Director holding 12,000,000 shares of our common stock (the "Consenting Holder") which represents approximately 77% of our outstanding voting securities delivered a written consent to us adopting the proposals set forth herein. No consideration was paid for the consent.

Dissenters’ Right Of Appraisal

Under Delaware law and our Certificate of Incorporation and By-laws, no stockholder has any right to dissent to the proposed Amendment or the adoption of the Plan, and no stockholder is entitled to appraisal of or payment for their shares of our stock.

APPROVAL OF THE AMENDMENT
(Item 1)

General

The actions to amend the Company’s Certificate of Incorporation are described below. A copy of the Amended and Restated Certificate of Incorporation effecting the changes approved by our Board and the Consenting Holder, is attached to this Information Statement as Exhibit A.

APPROVAL OF THE AMENDMENT TO CHANGE THE NAME OF THE COMPANY

Our Board of Directors and the Consenting Holder have approved the change of our corporate name from "French Peak Resources Inc." to "Confederate Motors, Inc." by means of an amendment to our Certificate of Incorporation. The approval to amend our Certificate of Incorporation to effect the Name Change was approved by our Board and the Consenting Holder on October 22, 2008. Accordingly, we have secured the necessary authorization for the Certificate of Amendment as required by Section 242 of the DGCL.

Reason for the Name Change

The Board authorized the Name Change with the primary intent of facilitating a possible merger transaction (the "Merger") between the Company and Confederate Motors, Inc., a privately held Louisiana corporation engaged in manufacturing and distributing custom motorcycles ("Confederate"). As of this date, there have only been preliminary discussions between the Company and Confederate with regard to the Merger and no agreement has been entered into between us and Confederate with regard to the Merger or any other matter. The Company believes that effecting the Name Change would be in the Company’s and our stockholders’ best interests as it has the possible effect of expediting negotiations with Confederate with regard to the possible Merger.

Effect of the Name Change

The voting and other rights that accompany our securities will not be affected by the change in our corporate name. Our ticker symbol, which is currently "FPKR.OB," and our CUSIP number will both change as a result of our name change. Stockholders may, but need not, exchange their certificates to reflect the change in corporate name. Your existing certificate will continue to represent shares of our common stock and preferred stock as if our name had not changed. Our transfer agent will issue stock certificates with our new name as stock certificates are sent in upon transfers of shares by our existing stockholders. Until you sell or otherwise transfer your shares of common stock, there is no need to send us or our transfer agent your existing stock certificates.

APPROVAL OF THE AMENDMENT TO EFFECT THE REVERSE SPLIT

The approval to amend our Certificate of Incorporation to effect the Reverse Split at a split ratio of 1-for-3.167420814 was approved by our Board and the Consenting Holder on October 22, 2008. Accordingly, we have secured the necessary authorization for the Amendment as required by Section 242 of the DGCL.

The Reverse Split

The Amendment would effect a reverse split of the shares of our common stock at a split ratio of 1-for-3.167420814 (the "Split Ratio"). To avoid the existence of fractional shares of our common stock, holders of shares that would otherwise result in fractional shares from the application of the Split Ratio will be paid cash in lieu of fractional shares, based upon the closing sales price of the Company’s stock as reported on the OTCBB as of the date the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. The par value of our common stock will remain at $0.0001 per share, respectively (see ‘‘Effects of the Reverse Split,’’ below).

As of October 1, 2008, 15,500,000 shares of our common stock were issued and outstanding. Based on the number of shares of our common stock currently issued and outstanding, immediately following the completion of the Reverse Split, based upon the Split Ratio, we would have approximately 4,893,571 shares of common stock issued and outstanding.

Effective Date of the Reverse Split

The Effective Date of the Reverse Split (the ‘‘Effective Date’’) will be 5:00 p.m. Eastern Time on the date the Amended and Restated Certificate of Incorporation is accepted and recorded by the Delaware Secretary of State in accordance with Section 103 of the DGCL, which is anticipated to be on or after November 24, 2008, but in no case will the Effective Date be earlier than 20 calendar days after the date this Information Statement is first mailed to stockholders.

Reasons For The Reverse Stock Split

The Board authorized the Reverse Split with the primary intent of facilitating, and  should a definitive agreement be reached, expediting the Merger or a similar transaction between the Company and Confederate. As we discussed above (see "Reasons for the Name Change", above) as of this date, there have only been preliminary discussions between the Company and Confederate with regard to the Merger and no agreement has been entered into between us and Confederate with regard to the Merger or any other matter. We also anticipate that the Reverse Split should also reduce certain of our transactional costs by consolidating ownership of our outstanding common stock. Accordingly, for these and other reasons discussed below, the Company believes that effecting the Reverse Split would be in the Company’s and our stockholders’ best interests.

Effects Of The Reverse Split

If we determine to implement the Reverse Split, the principal result will be to decrease the number of outstanding shares of our common stock based on the Split Ratio. Our common stock is currently registered under Sections 12(b) and 12(g) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split will not affect the registration of our common stock under the Exchange Act or the listing of our common stock on the OTCBB. Following the Reverse Split, and until the effectiveness of the Name Change (see, "Effects of the Name Change", above), our common stock will continue to be listed under the symbol ‘‘FPKR,’’ although it will be considered a new listing with a new CUSIP number.

Proportionate voting rights and other rights of the holders of our common stock will not be affected by the Reverse Split, other than as a result of the elimination of fractional shares as described below. The number of stockholders of record will not be affected by the Reverse Split, except to the extent stockholders are cashed out due to fractional ownership.

Effect On Authorized Shares

As of October 22, 2008, our authorized capital stock consisted of 100,000,000 shares of common stock. Upon the Effective Date, the number of shares of common stock outstanding will be reduced to 4,893,571 but the authorized number of shares of common stock will be increased to 200,000,000 and we will have authorized 25,000,000 shares of preferred stock.  (see ‘‘Share Increase" and "Blank Check Preferred,’’ below).

Reduction In Stated Capital

Pursuant to the Reverse Split, the par value of our common stock will remain $0.001 per share. As a result of the Reverse Split, on the Effective Date, the stated capital on our balance sheet attributable to our common stock will be reduced in proportion to the size of the Reverse Split, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. Stockholders who otherwise would hold fractional shares because the number of shares of common stock they held before the Reverse Split would not be evenly divisible based upon the Split Ratio will be entitled to cash payments (without interest or deduction) in respect of such fractional shares. The ownership of a fractional interest will not give the holder any voting, dividend or other rights, except to receive the above-described cash payment.

Stockholders should be aware that, under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the Effective Date may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or our transfer agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, if applicable, stockholders otherwise entitled to receive such funds, but who do not receive them due to, for example, their failure to timely comply with our transfer agent’s instructions (described below), will have to seek to obtain such funds directly from the state to which they were paid.

Exchange of Stock Certificates

If the Reverse Split is effected, stockholders holding certificated shares will be required to exchange their old stock certificates ("Old Stock Certificates") for new stock certificates ("New Stock Certificates") representing the appropriate number of shares of our common stock, as the case may be, resulting from the Reverse Split. Stockholders of record on the Effective Date will be furnished the necessary materials and instructions for the surrender and exchange of share certificates at the appropriate time by American Registrar and Transfer Co., our transfer agent. Stockholders will not have to pay any transfer fee or other fee in connection with such exchange. As soon as practicable after the Effective Date, the transfer agent will send a letter of transmittal to each stockholder advising such holder of the procedure for surrendering certificates representing the number of shares of our Common Stock, as the case may be, prior to the Reverse Split in exchange for New Stock Certificates representing the number of shares of our common stock, as the case may be, resulting from the Reverse Split.

YOU SHOULD NOT SEND YOUR OLD STOCK CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE THE LETTER OF TRANSMITTAL FROM OUR TRANSFER AGENT.

As soon as practicable after the surrender to the transfer agent of any Old Stock Certificate, together with a duly executed letter of transmittal and any other documents the transfer agent may specify, the transfer agent will deliver to the person in whose name such Old Stock Certificate had been issued a New Stock Certificate.

Until surrendered as contemplated herein, each Old Stock Certificate shall be deemed at and after the Effective Date to represent the number of full shares of our common stock, as the case may be, resulting from the Reverse Split. Until they have surrendered their Old Stock Certificates for exchange, stockholders will not be entitled to receive any dividends or other distributions, if any, that may be declared and payable to holders of record.

Any stockholder whose Old Stock Certificate has been lost, destroyed or stolen will be entitled to a New Certificate only after complying with the requirements that we and the transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any Old Stock Certificate, except that if any New Stock Certificate is to be issued in a name other than that in which the Old Stock Certificate is registered, it will be a condition of such issuance that (1) the person requesting such issuance must pay to us any applicable transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of certain federal income tax consequences of the Reverse Split to us and to holders of our common stock that hold such stock as a capital asset for federal income tax purposes. This discussion is based on laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations. This discussion applies only to holders that are U.S. persons and does not address all aspects of federal income taxation that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special tax treatment under the Internal Revenue Code of 1986, as amended, including, without limitation, holders who are dealers in securities or foreign currency, foreign persons, insurance companies, tax-exempt organizations, banks, financial institutions, broker-dealers, holders who hold our common stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired our common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Split. The following summary does not address the tax consequences of the Reverse Split under foreign, state, or local tax laws. ACCORDINGLY, EACH HOLDER OF COMMON STOCK SHOULD CONSULT HIS, HER OR ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

The federal income tax consequences for a holder of our common stock pursuant to the Reverse Split will be as follows:

1.           the holder should not recognize any gain or loss for federal income tax purposes (except for cash, if any, received in lieu of a fractional share of common stock);

2.           the holder’s aggregate tax basis of the common stock received pursuant to the Reverse Split, including any fractional share of the common stock not actually received, should be equal to the aggregate tax basis of such holder’s common stock surrendered in exchange therefor;

3.           the holder’s holding period for the common stock received pursuant to the Reverse Split should include such holder’s holding period for the common stock surrendered in exchange therefor;

4.           cash payments received by the holder for a fractional share of common stock generally should be treated as if such fractional share had been issued pursuant to the Reverse Split and then redeemed by us, and such holder generally should recognize capital gain or loss with respect to such payment, measured by the difference between the amount of cash received and such holder’s tax basis in such fractional share; and

5.           we should not recognize gain or loss as a result of the Reverse Split.

APPROVAL OF THE AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES

The approval to amend our Certificate of Incorporation to effect the Share Increase was approved by our Board and the Consenting Holder on October 22, 2008. Accordingly, we have secured the necessary authorization for the Amendment as required by Section 242 of the DGCL.

The Share Increase

We are currently authorized by our Certificate of Incorporation to issue 100,000,000 shares of common stock, $0.001 par value per share.  Pursuant to the Amendment we will increase the number of shares we are authorized to issue to 200,000 shares of common stock, $0.001 par value per share.  As of the date the Amendment was approved by our Board and the Consenting Holder, there were 15,500,000 shares of our common stock issued and outstanding.

Effective Date of the Share Increase

The Effective Date of the Share Increase (the ‘‘Effective Date’’) will be 5:00 p.m. Eastern Time on the date the Amended and Restated Certificate of Incorporation is accepted and recorded by the Delaware Secretary of State in accordance with Section 103 of the DGCL, which is anticipated to be on or after November 24, 2008, but in no case will the Effective Date be earlier than 20 calendar days after the date this Information Statement is first mailed to stockholders.

Reasons for the Share Increase

Our Board believes it is in our best interests and the best interests of our stockholders to increase the number of authorized shares of our common stock to allow for the issuance of shares of our common stock or other securities in connection with such potential issuances and such other purposes as the Board determines. The Board believes that the Share Increase will afford the Company greater flexibility in seeking capital and potential acquisition targets.  The Board has no immediate plans, understandings, agreement or commitments to issue shares of Common Stock for any purposes.  Although the Merger would likely result in the issuance of shares of our common stock, as of this date, there have only been preliminary discussions between the Company and Confederate with regard to the Merger and no agreement has been entered into between us and Confederate with regard to the Merger or any other matter. (see "Reasons for the Name Change", above)

Effect of the Share Increase

The increase in the authorized number of shares of our common stock will permit our Board to issue additional shares of our common stock without further approval of our stockholders, and our Board does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements.  Our issuance of additional shares of common stock may result in substantial dilution to our existing stockholders, and such issuances may not require stockholder approval.

We presently do not have in place provisions which may have an anti-takeover effect. (see "Effect of the Staggered Board" below). The increase in the authorized number of shares of our common stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our common stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board.

The issuance of additional shares of our common stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our common stock.  It may also adversely affect the market price of our common stock.  However, if additional shares are issued in transactions whereby favorable business opportunities are provided, the market price of our common stock may increase.

The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by our stockholders.

The holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

APPROVAL OF THE AMENDMENT
TO CREATE BLANK CHECK PREFERRED STOCK

The approval to amend our Certificate of Incorporation to authorize the creation of 25,000,000 shares of Blank Check Preferred Stock was approved by our Board and the Consenting Holder on October 22, 2008. Accordingly, we have secured the necessary authorization for the Amendment as required by Section 242 of the DGCL.

Effective Date for Creating Bank Check Preferred Stock

The Effective Date of the creation of the Blank Check Preferred Stock (the ‘‘Effective Date’’) will be 5:00 p.m. Eastern Time on the date the Amended and Restated Certificate of Incorporation is accepted and recorded by the Delaware Secretary of State in accordance with Section 103 of the DGCL, which is anticipated to be on or after November 24, 2008, but in no case will the Effective Date be earlier than 20 calendar days after the date this Information Statement is first mailed to stockholders.

Reasons for Creating Bank Check Preferred Stock

The Board believes that the availability of authorized but unissued shares of Blank Check Preferred Stock will provide us with the flexibility to issue such securities for a variety of corporate purposes, such as, to make acquisitions through the use of stock, to raise equity capital or to reserve additional shares for issuance under such plans and under plans of acquired companies.  The Board believes that the creation of blank check preferred stock would facilitate our ability to accomplish these businesses and financial objectives in the future without the necessity of delaying such activities for further shareholder approval, except as may be required in particular cases by our Certificate of Incorporation, applicable law or the rules of any stock exchange or national securities association trading system on which the our securities may then be listed.  The Board has no immediate plans, understandings, agreement or commitments to issue Blank Check Preferred Stock for any purposes.

Effect of Creating Blank Check Preferred Stock

The Amendment would provide the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its common stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by our Board for any proper corporate purpose. It is anticipated that such purposes may include exchanging preferred stock for common stock and, without limitation, may include the issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

While the amendment may have anti-takeover ramifications, the Board believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board enabling the Board to consider the proposed transaction in a manner that best serves the stockholders' interests.

The Company has no present plans, arrangements, commitments or understandings for the issuance of shares of preferred stock.

APPROVAL OF THE AMENDMENT
TO ADOPT A STAGGERED BOARD

The approval to amend our Certificate of Incorporation to adopt a Staggered Board was approved by our Board and the Consenting Holder on October 22, 2008. Accordingly, we have secured the necessary authorization for the Amendment as required by Section 242 of the DGCL.

Reasons for the Adoption of a Staggered Board

The election of directors is currently governed by our Bylaws, which provides that all directors are to be elected annually for a term of one year, to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. In connection with the approval of Amendment, the Certificate of Incorporation will be amended and restated to provide for the division of the Board into three (3) classes to allow for staggered terms of office. Section 141(d) of the Delaware General Corporation Law permits either the certificate of incorporation or the bylaws of a corporation to provide for the classification of directors for staggered terms of office. Neither the Company’s Certificate of Incorporation nor its Bylaws, in their current form, contain any such provision.

The amendment provides for the creation of three (3) classes of directors, comprised of nearly equal members. Upon their initial election, each director shall serve for a term ending on the annual meeting following the annual meeting at which such director was elected or until such director’s successor shall have been duly elected and qualified, provided, however, that the directors first elected to Class I shall serve for a term ending on the annual meeting date next following the end of calendar year 2008, the directors first elected to Class II shall serve for a term ending on the second annual meeting date next following the end of calendar year 2008, and that the directors first elected to Class III shall serve for a term ending on the fifth annual meeting date next following the end of calendar year 2008.  The result of this process is that approximately one-third (1/3) of the Board will be up for election each year. Should a vacancy occur or be created on the Board, such vacancy shall be filled by a majority vote of the then serving directors, and such newly appointed director shall serve until the end of the term of such class.

The Board believes that a staggered board serves the best interests of the Company and its stockholders by promoting the continuity and stability of the Company and its business. The Board believes that by implementing a classified board it may enhance the Company’s ability to attract and retain well-qualified individuals who are able to commit the necessary time and resources to understand the Company, its business affairs and operations. The continuity and quality of leadership that results from a staggered Board should, in the opinion of the Board, promote the long-term value of the Company. Staggered terms for directors may also moderate the pace of change in the Board by extending the time required to elect a majority of directors from one to two annual meetings of stockholders. This delay is designed to reduce the vulnerability of the Company to unsolicited takeover attempts and attempts to compel the Company’s restructuring or otherwise force it into an extraordinary transaction. The Board believes that this delay also serves the best interests of the Company and its stockholders by encouraging potential acquirors to negotiate with the Board rather than act unilaterally. The Board believes that under most circumstances it will be able to obtain the best terms for the Company and the stockholders if it is in a position to negotiate effectively on their behalf.

The implementation of a staggered board is not in response to any specific effort of which the Company is aware to accumulate the Company’s stock or to obtain control of the Company through a proxy solicitation in opposition to management.

Effect of Implementing a Staggered Board

Although the creation of a staggered board of directors is designed as a protective measure for the Company’s stockholders, the creation of a staggered board of directors may have the effect of preventing stockholders from realizing an opportunity to sell their shares of capital stock at higher than market prices by deterring unsolicited tender offers or other efforts to obtain control of the Company.

In addition, staggered board provisions will generally delay, deter or impede changes in control of the Board or the approval of certain stockholder proposals that might have the effect of facilitating changes in control of the Board, even if the holders of a majority of the Company’s voting securities believe the changes or actions would be in the best interests of the Company and its stockholders. For example, classifying the Board would operate to increase the time required for someone to obtain control of the Company without the cooperation or approval of the incumbent Board, even if that person holds or acquires a majority of the voting power.

Section 141(k)(1) of the DGCL provides that, unless a corporation’s certificate of incorporation specifically provides otherwise, if a corporation has a staggered board, the directors of the corporation may only be removed by the stockholders for cause. The Certificate of Incorporation does not have a provision allowing stockholders to remove directors without cause. The inability of stockholders to remove directors without cause will make the removal of any director more difficult (unless cause is readily apparent), even if a majority of the stockholders believe removal is in their best interest.

The Board considered the potential adverse impact of the amendment and concluded that such adverse effects are outweighed by the benefits this amendment would afford the Company and its stockholders.

APPROVAL OF THE ADOPTION OF THE COMPANY’S
2008 EQUITY INCENTIVE PLAN
(ITEM 2)

The Plan was approved by our Board and the Consenting Holder on October 22, 2008. Accordingly, we have secured the necessary authorization for the Plan as required by Section 242 of the DGCL. You are hereby being provided with notice of the approval of the Plan.  The Plan is attached to this Information Statement as Exhibit A.

Purpose of the Plan

The Board of Directors approved the Plan to ensure that the Company has adequate ways in which to provide stock based compensation to its directors, officers, employees, and consultants. The Board believes that the ability to grant stock-based compensation, such as stock options, is important to the Company’s future success. The grant of stock-based compensation, such as stock options, can motivate high levels of performance and provide an effective means of recognizing employee and consultant contributions to the Company’s success. In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and providing incentives to the Company’s current employees and consultants.

Summary of The Plan

The principal terms and provisions of the Plan are summarized below. As a summary, the description below is not a complete description of all the terms of the Plan and is qualified in its entirety by reference to the full text of the Plan, which is appended as Exhibit A to this Information Statement.

Types of Awards

Both incentive stock options, or ISOs, and nonqualified stock options, or NSOs, and stock grants and awards may be granted under the 2008 Plan. ISOs receive favorable tax treatment on exercise, and may receive favorable tax treatment on a qualifying disposition of the underlying shares. However, ISOs must comply with certain requirements regarding exercise price, maximum term and post termination exercise period, and must be issued under a shareholder-approved plan. NSOs are not subject to these requirements, nor may they receive this favorable tax treatment upon exercise.

Number of Shares

Subject to adjustment as described below, the number of shares that would be available for grant of stock options under the Plan would be 1,105,000.

Administration

The Plan will be administered by the Compensation Committee of the Board of Directors which shall comprise at least 2 directors. If there is no Compensation Committee, the Plan shall be administered by the Board of Directors.

Eligibility

Grants under the Plan may only be made to Employees as defined in the Plan. Employees may include the Company’s Board of Directors or independent contractors providing services to the Company.

Adjustments

In the event of a subdivision of the outstanding Common Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments, subject to the limitations set forth in the Plan, in one or more of (i) the number of Shares available for future Awards under Section 5, (ii) the number of Shares covered by each outstanding Option or Purchase Agreement or (iii) the Exercise Price or Purchase Price under each outstanding Option or Stock Purchase Agreement

Transferability

An Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law, except as approved by the Compensation Committee. Notwithstanding the foregoing, ISOs may not be transferable. Also notwithstanding the foregoing, Offerees and Optionees may not transfer their rights hereunder except by will, beneficiary designation or the laws of descent and distribution. Certain exceptions exist for an award holder to transfer their holdings into a trust as more specifically detailed in the Plan.

Termination of Service

Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least sixty (60) days following termination of Service with the Company for any reason, and that the Optionee shall have the right to exercise the Option for at least six (6) months if the Optionee’s Service terminates due to death or Disability.

Amendment and Termination

The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors and written consent of the majority shareholders of the Company. The Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date as determined by the Board of Directors. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any right or Option granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the person to whom the right or Option was granted. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent required by applicable laws, regulations or rules including the rules of any applicable exchange.

Unless sooner terminated pursuant to the terms of the Plan, the Plan will terminate on November __, 2018.

Federal Income Tax Aspects of The Plan

The following discussion summarizes the material federal income tax consequences to the Company and the participants in connection with the Plan under existing applicable provisions of the Internal Revenue Code (the ÒCodeÓ) and the regulations adopted pursuant to such Code. The discussion is general in nature and does not address issues relating to the income tax circumstances of any specific individual employee or holder. The discussion is subject to possible future changes in the Code or other relevant law. The discussion does not address the consequences of state, local or foreign tax laws.

Nonqualified Stock Options

A recipient will not have any taxable income at the time an NSO is granted nor will the Company be entitled to a deduction at that time. When an NSO is exercised, the grantee will have taxable ordinary income (whether the option price is paid in cash or by surrender of already owned shares of Common Stock), and the Company will be entitled to a tax deduction, in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option exercise price.

Incentive Stock Options

A grantee will not have any taxable income at the time an ISO is granted. Furthermore, a grantee will not have income taxable for federal income tax purposes at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the exercise price will be a tax preference item in the year of exercise that could create an alternative minimum tax liability for the year of exercise. If a grantee disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain, if any, will be long-term capital gains eligible for favorable tax rates under the Code. If the grantee disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition is a Òdisqualifying disposition,Ó and the grantee will have taxable ordinary income in the year of the disqualifying disposition equal to the lesser of (a) the difference between the fair market value of the shares and the exercise price of the shares at the time of option exercise, or (b) the difference between the sales price of the shares and the exercise price of the shares. Any gain realized from the time of option exercise to the time of the disqualifying disposition would be long-term or short-term capital gains, depending on whether the shares were sold were sold more than one year or up to and through one year respectively, after the ISO was exercised.

The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the grantee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will then be entitled to a deduction in the same amount as the grantee recognizes as ordinary income.

Awards Under the Plan

No awards have been made or granted to any officer or director under the Plan as of the date of this Information Statement.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL

No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposal to amend the certificate of incorporation or to adopt the Plan which is not shared by all other holders of the Company’s common stock. See "Security Ownership of Certain Beneficial Owners and Management."

DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of the following:

Common Stock

As of the Record Date, there were 100,000,000 million shares of common stock authorized with a stated par value of $0.001 per share, of which 15,500,000 shares were issued and outstanding. Immediately following approval of the Share Increase and the Reverse Split, there will be 200,000,000 million shares of common stock authorized, of which 4,893,571 will be issued and outstanding and 195,106,429 will be authorized but unissued. The holders of shares of common stock vote as a single class and are entitled to one vote per share on all matters to be voted on by the shareholders. The holders of shares of common stock are entitled to receive pro rata dividends, when and as declared by the board of directors in its discretion, out of funds legally available therefore, but only if all dividends on the preferred stock have been paid in accordance with the terms of the outstanding shares of preferred stock and there exists no deficiency in the sinking fund for the preferred stock.

Dividends on the common stock are declared by the board of directors. Payment of dividends on the common stock in the future, if any, will be subordinate to the preferred stock, must comply with the provisions of the Delaware General Corporation Law and will be determined by the board of directors. In addition, the payment of any such dividends will depend on the Company’s financial condition, results of operations, capital requirements and such other factors as the board of directors deems relevant.

Preferred Stock

Immediately following approval of the Amendment to create the Blank Check Preferred Stock the Board of Directors of the Company will have the right to issue up to 25,000,000 shares of blank check preferred stock, par value of $.0001 per share, the voting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions of which may be established from time to time by the Board of Directors of the Company without approval of the stockholders and which may be issued in one or more series.  See "Approval of the Amendment to Create Blank Check Preferred Stock."

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of the Company common stock as of October 22, 2008 immediately prior to the filing of this Information Statement, with respect to: (1) each person known by the Registrant to beneficially own 5% or more of the outstanding shares of common stock, (2) each of the Company’s current directors, (3) each of the Company’s current executive officers and (4) all current directors and officers as a group.  Except as noted, each person set forth below has sole voting and investment control over the shares reported.

Common Stock Beneficially Owned
Named executive officers and directors: (1)	Number of Shares beneficially owned (2)	Percentage of class beneficially owned (3)
Ruth Shepley	12,000,000	77.41%
All directors and executive officers as a group (one person)	12,000,000	77.41%

5% Shareholders: (1)
Ruth Shepley	12,000,000	77.41%
_______________
(1)	Unless otherwise noted, the address for each of the named beneficial owners and directors and officers is 300 Park Avenue, Suite 1700, New York, New York 10022.

(2)(3)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on October 22, 2008. As of October 22, 2008, there were 15,500,000 common shares issued and outstanding.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except in their capacity as stockholders, none of our officers, directors or any of their respective affiliates has any interest in the amendment to the Plan.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain "forward-looking" statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," "might," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the Securities and Exchange Commission relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

INCORPORATION OF FINANCIAL INFORMATION

We "incorporate by reference" into this Information Statement the information in certain documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this information statement the following documents we have previously filed with the SEC: our quarterly reports on Form 10-QSB for the quarterly periods ended August 31, 2008, May 31, 2008 and February 28, 2008 and our annual report of form 10-KSB for the year ended November 30, 2007. You may request a copy of these filings at no cost, by writing or telephoning us at the following address:  French Peak Resources Inc., 300 Park Avenue, Suite 1700, New York, New York 10022

As we obtained the requisite stockholder vote for the amendment to the Plan described in this information statement upon delivery of written consents from the holders of a majority of our outstanding shares of common stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This information statement is for informational purposes only. Please read this information statement carefully.

Exhibit A

Amended and Restated Certificate of Incorporation.

Exhibit B

Confederate Motors 2008 Equity Incentive Plan

EXHIBIT A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CONFEDERATE MOTORS, INC.

This Amended and Restated Certificate of Incorporation of Confederate Motors, Inc., was duly adopted in accordance with the provisions of Sections 141, 242 and 245 of the Delaware General Corporation Law (the “DGCL”). The original Certificate of Incorporation was filed on May 5, 2005 under the name French Peak Resources Inc. The text of the Company’s Certificate of Incorporation as heretofore amended is hereby restated and further amended to read in its entirety as follows:

  FIRST:  The name of the Corporation is Confederate Motors, Inc.

  SECOND:  The Corporation’s registered office in the State of Delaware is located at 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent. The name of the Corporation’s registered agent at such address is National Registered Agents, Inc.

  THIRD:  The nature of the business and the objects and purposes to be transacted, promoted and carried on are to engage in any lawful act or activity for which corporations may be organized under the DGCL.

  FOURTH:

A.           CAPITAL STOCK.  Effective upon the filing of this Certificate of Incorporation, the total number of shares of capital stock of all classes which the Corporation shall have authority to issue is 225,000,000 shares, which shall be divided as follows: (i) 200,000,000 shares of Common Stock, par value $0.001 per share (“Common Stock”), and (ii) 25,000,000 shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”).

B.           DESIGNATIONS AND RIGHTS.  The designations and the powers, preferences and relative, participating, optional or other rights of the capital stock and the qualifications, limitations or restrictions thereof are as follows:

1.      Common Stock.

a.      Voting Rights.  Except as otherwise provided by law, each share of Common Stock shall entitle the holder thereof to one vote in any matter that is submitted to a vote of stockholders of the Corporation.

b.      Dividends.  Subject to the express terms of the Preferred Stock outstanding from time to time, such dividend or distribution as may be determined by the board of directors of the Corporation (the “Board of Directors”) may from time to time be declared and paid or made upon the Common Stock out of any source at the time lawfully available for the payment of dividends, and all such dividends shall be shared equally by the holders of Common Stock on a per share basis.

c.      Liquidation.  The holders of Common Stock shall be entitled to share ratably, upon any liquidation, dissolution or winding up of the affairs of the Corporation (voluntary or involuntary), all assets of the Corporation which are legally available for distribution, if any, remaining after payment of all debts and other liabilities and subject to the prior rights of any holders of Preferred Stock of the preferential amounts, if any, to which they are entitled.

2.      Preferred Stock.  The Preferred Stock may be issued from time to time in one or more series, each of which series shall have such distinctive designation or title and such number of shares as shall be fixed by the Board of Directors prior to the issuance of any shares thereof. Each such series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it. The Board of Directors is further authorized to increase or decrease (but not below the number of shares outstanding) the number of shares of any series of Preferred Stock subsequent to the issuance of shares of that series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status of which they had prior to the adoption of the resolution originally fixing the number of shares of such series. Except as provided in the resolution or resolutions of the Board of Directors creating any series of Preferred Stock or as otherwise provided herein, the shares of Common Stock shall have the exclusive right to vote for the election and removal of directors and for all other purposes.

  FIFTH:  Board of Directors.  The business and affairs of the Corporation shall be managed by, or under the direction of, a board of directors consisting of not less than five (5) nor more than nine (9) directors.  The exact number of directors shall be determined from time to time by resolution adopted by the affirmative vote of a majority of the directors in office at the time of adoption of such resolution.

The directors shall be divided into three classes, Class I, Class II and Class III, with each class having as equal a number of members as reasonably possible. The initial term of office of the Class I, Class II and Class III directors shall expire at the annual meeting of stockholders in 2009, 2010 and 2013, respectively. Beginning in 2009, at each annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting shall be elected for a one-year term.  If the number of directors is changed, any increase or decrease shall be apportioned among the classes by the Board of Directors so as to maintain the number of directors in each class as nearly equal as is reasonably possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class.  In no case will a decrease in the number of directors shorten the term of any incumbent director, even though such decrease may result in an inequality of the classes until the expiration of such term.  A director shall hold office until the annual meeting of stockholders in the year in which his or her term expires and until his or her successor shall be elected and qualified subject, however, to prior death, resignation, retirement or removal from office. At all times that the Corporation is Listed, directors may only be removed for cause and only by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Voting Power, except as otherwise required by law.  As used herein: (i) the Corporation is “Listed” when shares of its common stock are listed on a national securities exchange (including the New York Stock Exchange, American Stock Exchange and NASDAQ, but not including the OTC Bulletin Board or the “pink sheets”); and (ii) “Voting Power” means the voting power of shares of capital stock of the Corporation entitled to vote generally in the election of directors at an annual or special meeting of stockholders. Except as required by law or the provisions of this Certificate of Incorporation, all vacancies on the Board of Directors and newly-created directorships shall be filled by the Board of Directors.  Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor.

  SIXTH:

A.           Written Consent.  Any corporate action required or permitted to be taken by the stockholders of the Corporation may be effected in any manner permitted by the DGCL, including by consent in writing by the holders of outstanding stock pursuant to Section 228 of the DGCL; provided, however, that at all times that the Corporation is Listed, any corporate action required or permitted to be taken by the stockholders of the Corporation shall be effected only at an annual or special meeting of stockholders of the Corporation.

B.           Special Meetings.  Special meetings of the stockholders of the Corporation may be called, upon not less than ten (10) nor more than sixty (60) days’ written notice, only by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer of the Corporation, or (iii) the Board of Directors pursuant to a resolution approved by a majority of the Board of Directors.

  SEVENTH:

A.           Amendment of By-Laws.  In furtherance and not in limitation of the power conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the By-laws of the Corporation (“By-laws”).  The By-laws may be altered, amended, or repealed, or new By-laws may be adopted, by the Board of Directors in accordance with the preceding sentence or by the vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) (a majority, if the Corporation is not then Listed) of the Voting Power, provided that if such alteration, amendment, repeal or adoption of new By-laws is effected at a duly called special meeting, notice of such alteration, amendment, repeal or adoption of new By-laws is contained in the notice of such special meeting.  Notwithstanding anything contained in this Certificate of Incorporation to the contrary, at all times that the Corporation is Listed, the affirmative vote of holders of at least sixty-six and two-thirds percent (66 2/3%) of the Voting Power shall be required to amend, alter or repeal, or to adopt any provision inconsistent with, this Article SEVENTH.

B.           Election of Directors.  Elections of Directors need not be by written ballot unless the By-laws shall so provide.

C.           Meetings of Stockholders.  Meetings of stockholders may be held within or without the State of Delaware, as the By-laws may provide.

D.           Books of Corporation.  The books of the Corporation may be kept at such place within or without the State of Delaware as the By-laws may provide or as may be designated from time to time by the Board of Directors.

  EIGHTH:  Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, said compromise or arrangement and said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

  NINTH:  The Board of Directors may adopt a resolution proposing to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, at all times that the Corporation is Listed, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Voting Power shall be required to amend, alter or repeal, or to adopt any provision inconsistent with, Article Sixth, Seventh, Ninth or Tenth of this Certificate of Incorporation.

  TENTH:

A.           Indemnification of Officers and Directors:  The Corporation shall:

(a)           indemnify, to the fullest extent permitted by the DGCL, any present or former director of the Corporation, and may indemnify any present or former officer, employee or agent of the Corporation selected by, and to the extent determined by, the Board of Directors for indemnification, the selection and determination of which may be evidenced by an indemnification agreement, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful; and

(b)           indemnify any present or former director of the Corporation, and may indemnify any present or former officer, employee or agent of the Corporation selected by, and to the extent determined by, the Board of Directors for indemnification, the selection and determination of which may be evidenced by an indemnification agreement, who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper; and

(c)           indemnify any present or former director of the Corporation, and may indemnify any present or former officer, employee or agent of the Corporation selected by, and to the extent determined by, the Board of Directors for indemnification, the selection and determination of which may be evidenced by an indemnification agreement, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, to the extent that a present or former director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section (a) or (b) of this Article TENTH, or in defense of any claim, issue or matter therein; and

(d)           make any indemnification under Section (a) or (b) of this Article TENTH (unless ordered by a court) only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent of the Corporation is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section (a) or (b) of this Article TENTH. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of directors who were not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even if less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders of the Corporation; and

(e)           pay expenses (including attorneys’ fees) incurred by a present or former director, or by any present or former officer, employee or agent of the Corporation selected for indemnification by the Board of Directors in accordance with Section (a) or (b) of this Article TENTH, in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation as authorized in Article TENTH herein; and

(f)           not deem the indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Article TENTH exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the By-laws, any agreement, any vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office or position; and

(g)           have the right, power and authority to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article TENTH and the DGCL; and

(h)           continue the indemnification and advancement of expenses provided by, or granted pursuant to, Article TENTH herein, unless otherwise provided when authorized or ratified, as to a person who has ceased to be a director, officer, employee or agent of the Corporation, and the indemnification and advancement of expenses provided by, or granted pursuant to this Article TENTH shall inure to the benefit of the heirs, executors and administrators of such a person; and

The provisions of this Article TENTH shall be treated as a contract between the Corporation and each director, or appropriately designated officer, employee or agent, who serves in such capacity at any time while this Article TENTH is in effect, and any repeal or modification of this Article TENTH shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon such state of facts; provided, however, that the provisions of this Article TENTH shall not be treated as a contract between the Corporation and any directors, officers, employees or agents of any other corporation (the “Second Corporation”) that shall merge into or consolidate with the Corporation where the Corporation shall be the surviving or resulting corporation, and any such directors, officers, employees or agents of the Second Corporation, in their capacity as such, shall be indemnified only at the discretion of the Board of Directors.

B.           Elimination of Certain Liability of Directors:  No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit.  If the DGCL is amended to authorize the further elimination or limitation of liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL.  Any repeal or modification of this Article TENTH by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

                 IN WITNESS WHEREOF, the Corporation has caused this Certificate of Incorporation to be signed by its Chief Executive Officer on November, ______, 2008.

CONFEDERATE MOTORS, INC.

By:
Name:
Its:

EXHIBIT B

CONFEDERATE MOTORS, INC.
2008 INCENTIVE PLAN

SECTION 1. PURPOSE

The purpose of the Confederate Motors, Inc. 2008 Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s stockholders.

SECTION 2. DEFINITIONS
Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.
SECTION 3. ADMINISTRATION
3.1 Administration of the Plan

The Plan shall be administered by the Board or the Compensation Committee.   The Compensation Committee shall be composed of two or more directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.  As used in this Plan, the term “Compensation Committee” shall be construed as if followed by the words “(if any)”; and nothing in this Plan requires the Board to have a Compensation Committee.

3.2 Delegation

Notwithstanding the foregoing, the Board may delegate responsibility for administering the Plan with respect to designated classes of Eligible Persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards to any Participants who are then subject to Section 16 of the Exchange Act.  Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time.  To the extent consistent with applicable law, the Board or the Compensation Committee may authorize one or more officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the Compensation Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person then subject to Section 16 of the Exchange Act.  All references in the Plan to the “Committee” shall be, as applicable, to the Board, the Compensation Committee or any other committee or any officer to whom the Board or the Compensation Committee has delegated authority to administer the Plan.

3.3 Administration and Interpretation by Committee

(a)           Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee composed of members of the Board, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Award to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant; (viii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (ix) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (x) delegate ministerial duties to such of the Company’s employees as it so determines; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b)            The Committee shall have the right, without stockholder approval, to cancel or amend outstanding Options or SARs for the purpose of repricing, replacing or regranting such Options or SARs with Options or SARs that have a purchase or grant price that is less than the purchase or grant price for the original Options or SARs except in connection with adjustments provided in Section 15.

(c)           The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s working less than full-time shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Committee, whose determination shall be final.

(d)           Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person.  A majority of the members of the Committee may determine its actions.

SECTION 4. SHARES SUBJECT TO THE PLAN
4.1 Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 15.1, a maximum of One Million One Hundred and Five Thousand (1,105,000) shares of Common Stock shall be available for issuance under the Plan.  Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

4.2 Share Usage

(a)           Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant.  If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan.  Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, or (ii) covered by an Award that is settled in cash, or in a manner such that some or all of the shares of Common Stock covered by the Award are not issued, shall be available for Awards under the Plan.  The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

(b)           The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c)           Notwithstanding anything in the Plan to the contrary, the Committee may grant Substitute Awards under the Plan.  Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan.  In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Company prior to such acquisition or combination.  In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

(d)           Notwithstanding the other provisions in this Section 4.2, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 15.1.

SECTION 5. ELIGIBILITY

An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects.  An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

SECTION 6. AWARDS
6.1 Form, Grant and Settlement of Awards

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan.  Such Awards may be granted either alone or in addition to or in tandem with any other type of Award.  Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

6.2 Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, notice or agreement that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

6.3 Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of any Award if and to the extent set forth in the instrument evidencing the Award at the time of grant.  If any such deferral election is permitted or required, the Committee, in its sole discretion, shall establish rules and procedures for such payment deferrals, which may include the grant of additional Awards or provisions for the payment or crediting of interest or dividend equivalents, including converting such credits to deferred stock unit equivalents; provided, however, that the terms of any deferrals under this Section 6.3 shall comply with all applicable law, rules and regulations, including, without limitation, Section 409A of the Code.

6.4 Dividends and Distributions

Participants may, if and to the extent the Committee so determines and sets forth in the instrument evidencing the Award at the time of grant, be credited with dividends paid with respect to shares of Common Stock underlying an Award in a manner determined by the Committee in its sole discretion.  The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate.  The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units.

SECTION 7. OPTIONS
7.1 Grant of Options
The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.
7.2 Option Exercise Price

The exercise price for shares purchased under an Option shall be at least 100% of the Fair Market Value on the Grant Date (and shall not be less than the minimum exercise price required by Section 422 of the Code with respect to Incentive Stock Options), except in the case of Substitute Awards.

7.3 Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of a Nonqualified Stock Option shall be ten years from the Grant Date.

7.4 Exercise of Options

The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time.

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Sections 7.5 and 13.  An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5 Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased.  Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:

(a) cash;

(b) check or wire transfer;

(c)           having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(d)           tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(e)           so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of  proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(f) such other consideration as the Committee may permit.
7.6 Effect of Termination of Service

The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time.  If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Committee at any time:

(a) Any portion of an Option that is not vested and exercisable on the date of a Participant’s Termination of Service shall expire on such date.

(b) Any portion of an Option that is vested and exercisable on the date of a Participant’s Termination of Service shall expire on the earliest to occur of:

(i) if the Participant’s Termination of Service occurs for reasons other than Cause, Retirement, Disability or death, the date that is three months after such Termination of Service;

(ii) if the Participant’s Termination of Service occurs by reason of Retirement, Disability or death, the one-year anniversary of such Termination of Service; and

(iii) the Option Expiration Date.

Notwithstanding the foregoing, if a Participant dies after his or her Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Committee determines otherwise.

Also notwithstanding the foregoing, in case a Participant’s Termination of Service occurs for Cause, all Options granted to the Participant shall automatically expire upon first notification to the Participant of such termination, unless the Committee determines otherwise.  If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Option shall likewise be suspended during the period of investigation.  If any facts that would constitute termination for Cause are discovered after a Participant’s Termination of Service, any Option then held by the Participant may be immediately terminated by the Committee, in its sole discretion.

(c)           If the exercise of the Option following a Participant’s Termination of Service, but while the Option is otherwise exercisable, would be prohibited solely because the issuance of Common Stock would violate either the registration requirements under the Securities Act or the Company’s insider trading policy, then the Option shall remain exercisable until the earlier of (i) the Option Expiration Date and (ii) the expiration of a period of three months (or such longer period of time as determined by the Committee in its sole discretion) after the Participant’s Termination of Service during which the exercise of the Option would not be in violation of such Securities Act or insider trading policy requirements.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder, including, to the extent required thereunder, the following:

8.1 Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant’s Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option.  In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2 Eligible Employees
Individuals who are not employees of the Company or one of its parent or subsidiary corporations may not be granted Incentive Stock Options.
8.3 Exercise Price

The exercise price of an Incentive Stock Option shall be at least 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a “Ten Percent Stockholder”), shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date.  The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.4 Option Term

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Incentive Stock Option shall not exceed ten years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, shall not exceed five years.

8.5 Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the date of a Participant’s Termination of Service if termination was for reasons other than death or disability, (b) more than one year after the date of a Participant’s Termination of Service if termination was by reason of disability, or (c) after the Participant has been on leave of absence for more than 90 days, unless the Participant’s reemployment rights are guaranteed by statute or contract.

8.6 Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise.

A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option.  The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.7 Code Definitions
For the purposes of this Section 8 “disability,” “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.
SECTION 9. STOCK APPRECIATION RIGHTS
9.1 Grant of Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion.  An SAR may be granted in tandem with an Option or alone (“freestanding”).  The grant price of a tandem SAR shall be equal to the exercise price of the related Option.  The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2.  An SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the maximum term of a freestanding SAR shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

9.2 Payment of SAR Amount

Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying:  (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised.  At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

9.3 Waiver of Restrictions

Subject to Section 18.5, the Committee, in its sole discretion, may waive any other terms, conditions or restrictions on any SAR under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS
10.1 Grant of Stock Awards, Restricted Stock and Stock Units

The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

10.2 Vesting of Restricted Stock and Stock Units

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 13, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock.  Any fractional shares subject to such Awards shall be paid to the Participant in cash.

10.3 Waiver of Restrictions

Subject to Section 18.5, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 11. PERFORMANCE AWARDS
11.1 Performance Shares

The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award.  Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.  Subject to Section 18.5, the amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

11.2 Performance Units

The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award.  Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.  Subject to Section 18.5, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

SECTION 12. OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan.

SECTION 13. WITHHOLDING

The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (b) any amounts due from the Participant to the Company or to any Related Company (“other obligations”).  The Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

The Committee may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations.  The value of the shares so withheld or tendered may not exceed the employer’s minimum required tax withholding rate.

SECTION 14. ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death.  During a Participant’s lifetime, an Award may be exercised only by the Participant.  Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Committee shall specify.

SECTION 15. ADJUSTMENTS
15.1 Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2; and (iii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor.  The determination by the Committee, as to the terms of any of the foregoing adjustments shall be conclusive and binding.

Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.  Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Company Transaction shall not be governed by this Section 15.1 but shall be governed by Sections 15.2 and 15.3, respectively.

15.2 Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company.  To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

15.3 Change in Control

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, in the event of a Change in Control:

(a)           All outstanding Awards, other than Performance Shares and Performance Units, shall become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions shall lapse, immediately prior to the Change in Control and shall terminate at the effective time of the Change in Control; provided, however, that with respect to a Change in Control that is a Company Transaction, such Awards shall become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions shall lapse, only if and to the extent such Awards are not converted, assumed or replaced by the Successor Company.

For the purposes of this Section 15.3(a), an Award shall be considered converted, assumed or replaced by the Successor Company if following the Company Transaction the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Company Transaction, the consideration (whether stock, cash or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Company Transaction is not solely common stock of the Successor Company, the Committee may, with the consent of the Successor Company, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction.  The determination of such substantial equality of value of consideration shall be made by the Committee, and its determination shall be conclusive and binding.

(b)           All Performance Shares or Performance Units earned and outstanding as of the date the Change in Control is determined to have occurred shall be payable in full at the target level in accordance with the payout schedule pursuant to the instrument evidencing the Award.  Any remaining Performance Shares or Performance Units (including any applicable performance period) for which the payout level has not been determined shall be prorated at the target payout level up to and including the date of such Change in Control and shall be payable in full at the target level in accordance with the payout schedule pursuant to the instrument evidencing the Award.  Any existing deferrals or other restrictions not waived by the Committee in its sole discretion shall remain in effect.

(c)           Notwithstanding Sections 15.3(a) and 15.3(b), the Committee, in its sole discretion, may (unless otherwise provided in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company) instead provide in the event of a Change in Control that is a Company Transaction (i) for adjustments to the Plan and outstanding Awards as contemplated by Section 15.1 or (ii) that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Company Transaction and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in the Company Transaction, or, if the Company Transaction is a sale of assets or otherwise does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Committee in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Committee in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Awards.

15.4 Further Adjustment of Awards

Subject to Sections 15.2 and 15.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change in control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards.  Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants.  The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change in control that is the reason for such action.

15.5 No Limitations

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

15.6 Fractional Shares
In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

15.7 Section 409A of the Code

Notwithstanding anything in this Plan to the contrary, (a) any adjustments made pursuant to this Section 15 or any other amendments to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code and (b) any adjustments made pursuant to this Section 15 or any other amendments to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment or amendment the Awards either (i) continue not to be subject to Section 409A of the Code or (ii) comply with the requirements of Section 409A of the Code.

SECTION 16. MARKET STANDOFF

In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act (including any registration statement that registers for resale any shares issued in the Company’s Alternative Public Offering), no person may sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any shares issued pursuant to an Award granted under the Plan without the prior written consent of the Company or its underwriters.  Such limitations shall be in effect for such period of time as may be requested by the Company or such underwriters; provided, however, that in no event shall such period exceed (a) 180 days after the effective date of the registration statement for such public offering or (b) such longer period requested by the underwriter as is necessary to comply with regulatory restrictions on the publication of research reports (including, but not limited to, NYSE Rule 472 or NASD Conduct Rule 2711).  The limitations of this Section 16 shall in all events terminate two years after the effective date of the Company’s Alternative Public Offering.

In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company’s outstanding Common Stock effected as a class without the Company’s receipt of consideration, any new, substituted or additional securities distributed with respect to any shares issued as or pursuant to an Award under the Plan shall be immediately subject to the provisions of this Section 16, to the same extent such shares are at such time covered by such provisions.

In order to enforce the limitations of this Section 16, the Company may impose stop-transfer instructions with respect to the purchased shares until the end of the applicable standoff period.
SECTION 17. AMENDMENT AND TERMINATION
17.1 Amendment, Suspension or Termination

The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires stockholder approval may be made only by the Board and not by the Compensation Committee.  Subject to Section 17.3, the Committee may amend the terms of any outstanding Award, prospectively or retroactively.

17.2 Term of the Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date.  After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.  Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the later of:  (a) the adoption of the Plan by the Board and (b) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

17.3 Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan.  Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.  Notwithstanding the foregoing, any adjustments made pursuant to Section 15 shall not be subject to these restrictions.

SECTION 18. GENERAL
18.1 No Individual Rights
No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.

18.2 Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws.  At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel (satisfactory to the Company, in its sole discretion) is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration.  The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.3 Indemnification

Each person who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf.  This duty to indemnify shall not apply to the extent that (i) such loss, cost, liability or expense is a result of such person’s own willful misconduct or (ii) such indemnification is expressly prohibited by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

18.4 No Rights as a Stockholder

Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

18.5 Compliance with Laws and Regulations

In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

Any Award granted pursuant to the Plan is intended to comply with the requirements of Section 409A of the Code, including any applicable regulations and guidance issued thereunder, and including transition guidance, to the extent Section 409A of the Code is applicable thereto, and the terms of the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with this intention to the extent the Committee deems necessary or advisable to comply with Section 409A of the Code and any official guidance issued thereunder.  Any payment or distribution that is to be made under the Plan (or pursuant to an Award under the Plan) to a Participant who is a “specified employee” of the Company within the meaning of that term under Section 409A of the Code and as determined by the Committee, on account of  a “separation from service” within the meaning of that term under Section 409A of the Code, may not be made before the date which is six months after the date of such “separation from service,” unless the payment or distribution is exempt from the application of Section 409A of the Code by reason of the short-term deferral exemption or otherwise.  Notwithstanding any other provision in the Plan, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A of the Code; provided, however, that the Committee makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude  Section 409A of the Code from applying to Awards granted under the Plan.

18.6 Participants in Other Countries or Jurisdictions

Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

18.7 No Trust or Fund

The Plan is intended to constitute an “unfunded” plan.  Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.8 Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

18.9 Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.10 Choice of Law and Venue

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Illinois without giving effect to principles of conflicts of law.  Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of Illinois.

18.11 Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

SECTION 19. EFFECTIVE DATE

The effective date (the “Effective Date”) is the date on which the Plan is adopted by the Board.  If the stockholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.

APPENDIX A
DEFINITIONS
As used in the Plan,
“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

“Alternative Public Offering” means the series of related transactions in which (i) Confederate Acquisition Corp. merges into Confederate Motor Company, Inc. with Confederate Motor Company, Inc. as the surviving corporation, (ii) Confederate Motor Company, Inc. becomes a wholly-owned subsidiary of the Company, (iii) stockholders of Confederate Motor Company, Inc. receive shares of common stock of the Company in exchange for their shares of capital stock of Confederate Motor Company, Inc., and (iv) the Company issues shares of Common Stock in a private placement of securities.

“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit, Performance Share, Performance Unit, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Committee, whose determination shall be conclusive and binding.

“Change in Control,” unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the occurrence of any of the following events:

(i)An acquisition by any individual, entity or group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (1) the then outstanding shares of Common Stock of the Company (the “Outstanding Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise, exchange or conversion of any Convertible Securities unless such securities were themselves acquired directly from the Company, (2) any acquisition by the Company; (3) any acquisition by H. Matthew Chambers or any Entity that he controls, or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of the definition of “Company Transaction”; or

(ii)Within any period of 24 consecutive months, a change in the composition of the Board such that the individuals who, immediately prior to such period, constituted the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes hereof, that any individual who becomes a member of the Board during such period, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(iii)A Company Transaction; or

(iv)           The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, other than to an entity pursuant to a transaction which would comply with clauses (1), (2) and (3) of the definition of “Company Transaction”, assuming for this purpose that such transaction were a Company Transaction.

For purposes of the definition of “Change of Control” and “Company Transaction”, a series of transactions undertaken with a common purpose shall be treated as a single transaction that begins at the consummation of the first transaction in the series and ends at the consummation of the last transaction in the series.

“Company Transaction” means the consummation of (i) a reorganization, merger or consolidation of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company and its direct and indirect subsidiaries taken as a whole, except in each case a transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such transaction will beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets, either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such transaction, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, (2) no Person (other than the Company) will beneficially own, directly or indirectly, more than twenty-five percent (25%) of, respectively, the outstanding shares of common stock of the Company resulting from such transaction or the combined voting power of the outstanding voting securities of such Company entitled to vote generally in the election of directors, except to the extent that such ownership existed with respect to the Company prior to the transaction, and (3) individuals who were members of the Board immediately prior to the approval by the stockholders of the Company of such transaction will constitute at least a majority of the members of the board of directors of the Company resulting from such transaction.

“Convertible Security” means any security convertible into or exchangeable for shares of Common Stock of the Company, or any option, warrant or other right to acquire shares of Common Stock of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Committee” has the meaning set forth in Section 3.2.
“Common Stock” means the common stock of the Company.
“Company” means Confederate Motors, Inc., a Delaware corporation.
“Compensation Committee” means the Compensation Committee (if any) of the Board.

“Disability,” unless otherwise defined by the Committee for purposes of the Plan or in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Committee, whose determination shall be conclusive and binding.

“Effective Date” has the meaning set forth in Section 19.
“Eligible Person” means any person eligible to receive an Award as set forth in Section 5.
“Entity” means any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act).
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish.

“Grant Date” means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.

“including”, “include”, “includes” and words of similar import shall be construed broadly as if followed by the phrase “without limitation”.
“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.
“Option” means a right to purchase Common Stock granted under Section 7.
“Option Expiration Date” means the last day of the maximum term of an Option.
“Outstanding Company Common Stock” has the meaning set forth in the definition of “Change in Control.”
“Outstanding Company Voting Securities” has the meaning set forth in the definition of “Change in Control.”

“Parent Company” means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries.

“Participant” means any Eligible Person to whom an Award is granted.
“Performance Award” means an Award of Performance Shares or Performance Units granted under Section 11.
“Performance Share” means an Award of units denominated in shares of Common Stock granted under Section 11.1.
“Performance Unit” means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11.2.
“Plan” means the Confederate Motors, Inc. 2008 Incentive Plan.
‘‘Related Company” means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.
“Restricted Stock” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Committee.

“Retirement,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means “Retirement” as defined for purposes of the Plan by the Committee or the Company’s chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches “normal retirement age,” as that term is defined in Section 411(a)(8) of the Code.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stock Appreciation Right” or “SAR” means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.
“Stock Award” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Committee.
“Stock Unit” means an Award denominated in units of Common Stock granted under Section 10.
“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.
“Successor Company” means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.

“Termination of Service” means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement.  Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Committee, whose determination shall be conclusive and binding.  Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award.  Unless the Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company.  A Participant’s change in status from an employee of the Company or a Related Company to a consultant, advisor or independent contractor of the Company or a Related Company or a change in status from a consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, shall not be considered a Termination of Service.

“Vesting Commencement Date” means the Grant Date or such other date selected by the Committee as the date from which an Award begins to vest.

PLAN ADOPTION AND AMENDMENTS/ADJUSTMENTS
SUMMARY PAGE

Date of Board Action	Action	Section/Effect of Amendment	Date of Stockholder Approval

, 2008	Initial Plan Adoption		, 2008